ChromaDex Earnings Conference Call First Quarter 2024 Rob Fried Chief Executive Officer Brianna Gerber Chief Financial Officer Andrew Shao SVP Scientific & Regulatory Affairs Nasdaq: CDXC | May 8, 2024

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT 2 This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2024 financial outlook, and which may be identified by the use of words like “expects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes,” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows, planned investments, and financial performance, business, business strategy, expansion, growth, key drivers (including cost savings and increased investments), products and services we recently offered and their impact on our performance or products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “Commission”), and in subsequent filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include but are not limited to: inflationary conditions and adverse economic conditions; our history of operating losses and need to obtain additional financing; the growth and profitability of our product sales; our ability to maintain sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; and the risks and uncertainties associated with our business and financial condition in general. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. About Non-GAAP Financial Measures ChromaDex’s non-GAAP financial measure, Adjusted EBITDA, is defined as net income (loss) before interest, depreciation, amortization, non-cash share- based compensation costs and severance and restructuring expense. ChromaDex used this non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP measure should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is attached to this presentation. FDA Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

3 Q1 2024 & Recent Highlights (1) See slide 10 for the non-GAAP reconciliation (2) Excluding Tru Niagen Pro 1,000 mg, which is NSF Certified for Sport®. Built upon solid foundation in the first quarter with continued financial discipline across the P&L, while advancing strategic R&D initiatives and broadening Tru Niagen® retail footprint with new partners. Remain focused on second half 2024 execution. • Total company and Tru Niagen® net sales of $22.2 million and $17.4 million, respectively. • Delivered solid gross margins of 60.7%, up 80 basis points YoY, compared to 59.9%. • Total sales and marketing expense improved as a percentage of net sales YoY (30.4% vs 34.9%). • Net loss was $0.5 million, or $0.01 loss per share, a $1.4 million improvement, or $0.02 per share YoY. • Underlying business, as measured by Adjusted EBITDA, improved to $0.7 million from $(0.1) million in the prior year quarter.(1) • Delivered positive operating cash flows of $0.3 million, ending with $27.6 million in cash and no debt. • In March 2024, the Tru Niagen® product portfolio(2) attained third-party verification through the Alkemist Assured™ testing transparency program conducted by Alkemist Labs, a distinguished third-party testing laboratory known for its rigorous analysis of herbal and dietary supplements. This verification reinforces ChromaDex's commitment to excellence by ensuring high- quality, safe ingredients and transparency. • In April 2024, expanded distribution of Tru Niagen®, announcing partnerships with The Vitamin Shoppe and Sprouts Farmers Market, both targeting health-conscious consumers. Tru Niagen® is now available in 700 The Vitamin Shoppe and Super Supplements specialty retail locations and online, as well as in 400 Sprouts Farmers Market locations, marking the inaugural launch with a major U.S. grocery chain. • Reiterated full year 2024 outlook, including net sales growth of at least 16%. Revenues expected to ramp in second half 2024.

Management Team 4 Rob Fried Chief Executive Officer E-commerce & entertainment industry executive Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research Brianna Gerber Chief Financial Officer Over 20 years of diverse experience in investment management and finance at the Capital Group, Mattel, and ChromaDex Andrew Shao SVP, Global Regulatory & Scientific Affairs Over two decades of global nutrition industry experience at Amway, Herbalife Nutrition, and the Council for Responsible Nutrition David Kroes SVP, People Matter(s) Over 20 years of diverse Human Resources experience consulting in companies at various stages of growth to enhance culture, improve productivity, and promote diversity, equity, and inclusion Jason Campbell SVP, Business Development Over 25 years of life science business experience specialized in clinical research, biotechnology, drug discovery and development, and food and nutrition quality and safety

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) 5 Financial Highlights

6 Q1 2024 Net Sales Mix E-Commerce 54% Watson's & Other B2B 24% Niagen® Ingredient 17% Analytical Reference Standards & Services 4% Other Ingredients 1% Q1 2023 $22.5 MM E-Commerce 58% Watson's & Other B2B 20% Niagen® Ingredient 19% Analytical Reference Standards & Services 3% $22.2 MM Q1 2024 • Tru Niagen® net sales remained at 78% of net sales for Q1 2024 and Q1 2023(1) • Niagen®-related net sales increased to 97% of net sales in Q1 2024 compared to 95% in Q1 2023(2) Higher mix of Niagen®-related sales in Q1 2024 compared to the prior year, driven by stronger E-Commerce sales and Niagen® ingredient sales. (1) Tru Niagen® net sales include E-Commerce, Watson’s/Other B2B (2) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

7 Q1 2024 Net Sales Q1 2024 Net Sales ($ in millions) 12.9 4.5 4.1 0.7 0.0 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients $17.4 YoY % (vs Q1 2023) +5% (17)% +5% (11)% (100)% (2)% Tru Niagen® business down 2% year-over-year driven by lower Watson’s and Other B2B sales, partially offset by higher E-Commerce sales and Niagen® ingredient sales. Total Growth Rates (1) Other Ingredients sales were $.2MM in Q1 2023

8 2022 – 2024 YTD Net Sales Summary ($ in millions) 2022 2023 2024 Description Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 E-Commerce 10.9 12.0 11.3 11.1 45.3 12.2 13.0 12.7 13.3 51.2 12.9 Watsons 2.6 1.5 2.6 3.3 10.0 3.7 3.0 3.1 3.0 12.8 3.0 Other B2B 1.4 1.0 0.7 1.7 4.8 1.7 0.9 1.6 1.3 5.5 1.5 Total TRU NIAGEN 14.9 14.5 14.6 16.1 60.1 17.6 16.9 17.4 17.6 69.5 17.4 NIAGEN Ingredient 1.1 1.5 1.8 3.9 8.3 3.9 2.5 1.4 2.7 10.5 4.1 NIAGEN Related Revenues 16.0 16.0 16.4 20.0 68.4 21.5 19.4 18.8 20.3 80.0 21.5 Other Ingredients 0.3 0.0 0.0 0.1 0.4 0.2 0.2 0.0 0.2 0.6 0.0 Analytical Reference Standards & Services 0.9 0.7 0.7 0.9 3.2 0.8 0.7 0.7 0.7 2.9 0.7 Total Net Sales 17.2 16.7 17.1 21.0 72.0 22.5 20.3 19.5 21.2 83.5 22.2 TRU NIAGEN as % of Total Net Sales 87% 87% 85% 77% 83% 78% 83% 89% 83% 83% 78 % NIAGEN Related Revenues as % of Total Net Sales 93% 95% 96% 95% 95% 95% 95% 97% 96% 96% 97 % YOY Growth Rate - Net Sales Total Company 18% (5) % (1) % 18% 7% 31% 21% 14% 1% 16% (2) % NIAGEN Related 18% (4) % (1) % 20% 8% 34% 21% 15% 2% 17% — % Total TRU NIAGEN 20% (6) % (1) % 14% 6% 18% 16% 19% 9% 16% (2) %

9 Q1 2024 vs Q1 2023 Key P&L Metrics (in thousands) Q1 2024 Q1 2023 Notes Net Sales $22,153 $22,556 Tru Niagen® business down 2% as growth in e-commerce sales was offset by lower Watson’s and other distributor partner sales, primarily driven by timing of sales. Gross Profit % of Net Sales 13,456 60.7% 13,518 59.9% Up 80bps primarily driven by changes in business mix. Sales and Marketing % of Net Sales 6,740 30.4% 7,874 34.9% Improvements reflect a focus on initiatives that drive direct & efficient returns in the current year quarter, compared to the prior year quarter which included a large investment in a strategic brand building event. Research and Development 2,095 1,193 Increased R&D investments to support future product launches and strategic initiatives, including NAD+ precursor development. General and Administrative 5,352 6,419 Driven by reductions in executive and other administrative headcount, provisions for credit losses, severance and restructuring expense and share-based compensation expense Total Operating Expense 14,187 15,486 Lower G&A and sales and marketing expenses, partially offset by strategic investments in R&D. Operating Loss $(731) $(1,968) Reflects improved gross margins and lower operating expense.

10 Adjusted EBITDA Summary In Q1 2024 Adjusted EBITDA improved to $0.7 million from $(0.1) million in the prior year quarter, driven by improvements in net loss, partially offset by lower share-based compensation and severance expense as well as higher interest income. ChromaDex Corporation and Subsidiaries Reconciliation of Non-GAAP Finanical Measures (In thousands) Three months ended Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net loss, as reported $ (7,740) $ (6,397) $ (985) $ (1,418) $ (1,902) $ (2,191) $ (959) $ 114 $ (492) Adjustments Interest (income) expense 8 10 5 (26) (66) (125) (188) (282) (239) Depreciation 201 212 235 221 228 232 233 177 178 Amortization of intangibles 49 50 44 43 41 39 39 39 38 Amortization of right of use assets 299 169 170 191 171 173 176 157 174 Share-based compensation 1,888 1,296 1,229 1,326 1,273 1,324 1,117 1,037 984 Severance and restructuring 821 17 181 13 186 766 86 5 27 Other income - Employee Retention Tax Credit — — (2,085) — — — — — — Adjusted EBITDA $ (4,474) $ (4,643) $ (1,206) $ 350 $ (69) $ 218 $ 504 $ 1,247 $ 670

11 Q1 2024 Operating Loss vs Q1 2023 (in millions) -$1.1 MM+$2.4 MM (2.0) 1.1 0.8 0.2 0.2 0.1 (0.9) (0.2) (0.7) Q1 2023 Operating Loss Sales & Marketing Other G+A Gross Margin Improvement Severance and Restructuring Equity Comp (G+A) Research and Development Volume Q1 2024 Operating Loss (2.0) (1.0) — 1.0

12 Quarterly Balance Sheet Highlights (in thousands) 12/31/21 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 Key Drivers (Q4 2023 vs Q1 2024) Cash $28,219 $20,441 $23,141 $26,406 $26,773 $27,325 $27,565 Up $0.2 million driven by cash provided from operations Inventory 13,601 14,677 11,908 11,973 12,624 14,525 12,495 Down $2.0 million driven by timing of inventory purchases and sales Trade Receivables 5,226 8,482 9,221 6,118 5,601 5,234 6,604 Up $1.4 million driven by timing of purchases and collections Accrued Liabilities 6,481 7,337 8,610 8,079 9,193 9,493 10,465 Up $1.0 million driven by changes in and timing of expenses Accounts Payable 10,423 9,679 8,951 10,031 9,198 10,232 7,899 Down $2.3 million driven by timing of disbursements Equity $31,727 $28,672 $28,017 $27,150 $27,308 $28,456 $28,951 Up $0.5 million driven by share-based compensation, partially offset by net loss Demonstrated financial discipline across the business while increasing investments in R&D to support strategic initiatives.

13 Quarterly Cash Flow Highlights (in thousands) FY 2021 FY 2022 3/31/23 6/30/23 9/30/23 12/31/2023 FY 2023 3/31/24 Net Loss $(27,128) $(16,540) (2) $(1,902) $(2,191) $(959) $114 $(4,938) $(492) Working Capital (4,915) (5,927) (2) 2,644 3,401 (422) (417) 5,206 (643) Cash From / (Used for) Operations (24,163) (15,098) 2,792 3,280 396 649 7,117 295 Cash Used for Investing (409) (334) (91) (5) (26) (21) (143) (41) Cash From / (Used for) Financing 36,094 (1) 7,654 (3) (1) (10) (3) (76) (90) (14) Net Increase / (Decrease) in Cash $11,522 $(7,778) $2,700 $3,265 $367 $552 $6,884 $240 Ending Cash Balance $28,219 $20,441 $23,141 $26,406 $26,773 $27,325 $27,325 $27,565 1. Includes $27.2 million in proceeds from the sale of common stock, net of $428,000 issuance costs and includes $9.5 million in proceeds from exercise of stock options. 2. Includes $2.1 million related to the Employee Retention Tax Credit (no net cash flow impact). 3. Includes $7.7 million in proceeds from the sale of common stock, net of $353,000 issuance costs. Continued to deliver positive cash flows from operations, ending the quarter with $27.6 million and no debt.

14 2024 Financial Outlook (in thousands) 2022 Actual 2023 Actual 2024 Full Year Outlook Key Drivers Net Sales $72,050 $83,570 Higher YoY growth compared to FY 2023 growth of +16% (unchanged from last quarter’s outlook) • Includes growth from e-commerce business and recurring revenues from established partnerships • Includes revenues from new partnerships, new channels, and new product launches Gross Margin % (as a % of net sales) 59.4% 60.8% Slight improvement YoY (unchanged from last quarter’s outlook) • Continued supply chain optimization and cost savings initiatives, building on 2023 progress Selling, Marketing & Advertising (as a % of net sales) 39.3% 31.6% Up in absolute dollars and stable as a % of net sales YoY (unchanged from last quarter’s outlook) • Focused and optimized investments to drive Tru Niagen® brand awareness, and support new market launches, while maintaining efficiency Research & Development $4,826 $4,958 Up in absolute dollars YoY (unchanged from last quarter’s outlook) • Increased investment in new innovations that are close to launch, along with new NAD precursor development and future innovation General & Administrative $36,379 $24,983 Up $1.5 to $2.5 million in absolute dollars YoY (unchanged from last quarter’s outlook) • Increased infrastructure investments and legal expense to support growth of existing business, along with new market launches. Will remain disciplined in overall spending as we scale. Continued solid revenue growth in 2024, with focused investments to support brand building initiatives and new market launches, along with R&D investments to drive future innovation and growth. Disciplined focus on top- and bottom-line.

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) The Science 15

16 Science Continues to Expand (1) There are 95 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 76 of these use NR only. Clinicaltrials.gov also includes two niacin studies and one device monitoring registry for a total of 98 under the search term “nicotinamide riboside.” (As of April 24, 2024) (2) 275+ research collaborations for Niagen® signed with research institutes and universities around the world. More than 90% of the studies are investigator-initiated and were developed to support applications for or receipt of third-party funding. The studies may not have been initiated if investigators were unable to secure funding. • Two new human trials on nicotinamide riboside registered since prior update:¹ ▪ The University of Texas Health Science Center, Houston (February 2024) • The objective is to determine whether NR decreases glucose uptake in the aorta of patients with smooth muscle dysfunction syndrome (SMDS). • A secondary objective is to evaluate the safety and tolerability of NR in SMDS patients, as well as determine if NR impacts blood NAD+ and NR levels. • Five participants will receive a weight-based dose of NR for 60 days. ▪ The University of Queensland (March 2024) • The objective is to test the effects of NR on ataxia scales (tests that measure coordination and balance), immune function, and nerve cell protection in patients with Ataxia Telangiectasia (AT). • Ten participants will receive 25 mg/kg of NR daily for 12 months. • Three new research studies were signed through ChromaDex External Research Program (CERP®).²

Scientific Advisory Board



Charles Brenner, Ph.D.
Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism
City of Hope

World's Foremost Authority on NAD Metabolism



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. David Katz
President of True Health Initiative
CEO of Diet ID

World renowned physician & preventive medicine expert

NOBEL PRIZE WINNERS | CHEMISTRY



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Dr. Vilhelm (Will) Bohr, M.D., Ph.D., D.Sc.
Professor in Genome Instability and Neurodegeneration, Department of Cellular and Molecular Medicine, University of Copenhagen.

One of the world's most published researchers on aging and neurodegenerative disease



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation

ChromaDex. 17

18 Clinical Studies on Niagen® in Multiple Health Areas Note: highlighted achievements in duration, participation and dosage only consider completed studies. (As of April 24, 2024)

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Contact Info: Ben Shamsian Lytham Partners T: +1(646) 829-9701 Shamsian@LythamPartners.com www.ChromaDex.com Where to buy Tru Niagen® TruNiagen.com Amazon.com 19